UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 3, 2004

MSC.SOFTWARE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-8722	95-2239450
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 MacArthur Place Santa Ana, California		92707
(Address of Principal Executive Offices)		(Zip Code)

(714) 540-8900
(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

MSC.Software Corporation (the “Company”) has entered into a Stockholders Agreement, dated as of December 3, 2004 (the “Stockholders Agreement”), with ValueAct Capital Master Fund, L.P., ValueAct Capital Partners Co-Investors, L.P., VA Partners, L.L.C., Jeffrey W. Ubben, George F. Hamel, Jr. and Peter H. Kamin (collectively, the “Stockholders”), as well as Gregory P. Spivy and William J. Weyand for certain limited purposes.  A copy of the Stockholders Agreement is included herewith as Exhibit 10.1 and incorporated herein by reference.

The Stockholders, in the aggregate, beneficially own approximately 11.3% of the outstanding shares of the common stock of the Company.

The Stockholders Agreement provides, among other things, that:

(i)                                     the exact number of directors of the Company will be increased to seven (7) directors;

(ii)                                  Gregory P. Spivy and William J. Weyand will be appointed to the Company’s Board of Directors as Class I Directors;

(iii)                               Messrs. Spivy and Weyand will be appointed to the Company’s Nominating and Governance Committee and Mr. Weyand will be appointed to the Company’s Audit Committee;

(iv)                              so long as the Stockholders own in the aggregate 10% or more of the outstanding shares of the Company’s common stock, the Company will support the election of one nominee affiliated with the Stockholders (currently Mr. Spivy) and one nominee not affiliated with the Stockholders (currently Mr. Weyand) designated by the Stockholders at each annual meeting of the Company’s stockholders;

(v)                                 the directors designated by the Stockholders will resign when the Stockholders no longer beneficially own in the aggregate 10% or more of the outstanding shares of the Company’s common stock;

(vi)                              ValueAct Master Fund will dismiss the action it filed in the Delaware Court of Chancery to compel the Company to hold its 2004 Annual Meeting of Stockholders to elect directors; and

(vii)                           each of the Stockholders agrees with the Company that, during the period commencing on the date of the Stockholders Agreement and ending on the date that is 90 days after the date on which the Company has first filed with the Securities and Exchange Commission its Annual Report on Form 10-K for the fiscal year ended December 31, 2003 and each of its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q for periods subsequent to December 31, 2003, the required filing date thereof has passed:

(a)           None of the Stockholders will file any action to compel the Company to schedule or hold an annual meeting of stockholders, nor will any of the Stockholders directly or indirectly support, assist or encourage the filing of any such action.

(b)           Each of the Stockholders will not, and will cause each of its affiliates not to (1) propose directly or indirectly to the Company or its stockholders any transaction between a Stockholder or any of its affiliates and the Company and/or its security holders or involving any of its securities or security holders unless the Board of Directors of the Company shall have requested in writing that it make such a proposal, (2) acquire, or assist, advise or encourage any other person in acquiring, directly or indirectly, control of the Company or any of the Company’s securities, businesses or assets, unless the Company shall have consented in advance in writing to such acquisition; provided that nothing in this clause (2) shall limit the right of any Stockholder to sell any shares of the Company’s Common Stock so long as the Stockholders, in the aggregate, do not knowingly sell 5% or more of the then outstanding shares of the Company’s Common Stock to any one person or group (as defined in Section 13(d)(3) of the Exchange Act) (it being understood that the right of any Stockholder to sell any shares of Common Stock to a broker-dealer shall not be limited in any respect by this clause (2), including, without limitation, the foregoing 5% limitation), (3) engage in any proxy contest with respect to the election of directors, (4) request the

Company or any of its representatives, directly or indirectly, to release it from, amend or waive, or otherwise take any action that is inconsistent with any provision of this paragraph (including this clause (4)); provided that nothing in this clause (4) shall limit the right of the Stockholders to request that the Company amend or waive the 5% limitation contained in the provisio in clause (2), or (5) take any action that might cause the Company in its reasonable judgment to conclude that it is required to make any public announcement regarding any of the activities referred to in this paragraph or the possibility of any business combination or asset sale transaction or merger (it being agreed that in the event that any proposal made by any Stockholder or any of its affiliates or any of their representatives shall cause the Company in its reasonable judgment to conclude that it would be required to make any such public announcement, upon the Company’s request such Stockholder or its affiliate or their representatives, as applicable, shall immediately withdraw such proposal in writing).

Item 5.02.                                          Departure of Directors or Principal Offices; Election of Directors; Appointment of Principal Officers.

As of December 3, 2004, Gregory Spivy and William J. Weyand were appointed directors of the Company.  Messrs. Spivy and Weyand were appointed to the Company’s Nominating and Governance Committee and Mr. Weyand was appointed to the Company’s Audit Committee.

The Company has entered into a Stockholders Agreement relating to Messrs. Spivy and Weyand that is described above under “Item 1.01 Entry into a Material Definitive Agreement,” which description is incorporated herein by reference.

Item 5.03               Amendments to Articles of Incorporation or Bylaws;Change in Fiscal Year.

On December 3, 2004, the Board of Directors of the Company amended Article III, Section 2 of its Restated Bylaws to increase the exact number of directors from five (5) to seven (7).

Item 9.01               Financial Statements and Exhibits

(c)        Exhibits

Item No.	Description

3.1	Restated Bylaws, as amended on December 3, 2004.

10.1

Stockholders Agreement, dated as of December 3, 2004, among the Company, ValueAct Capital Master Fund, L.P., ValueAct Capital Partners Co-Investors, L.P., VA Partners, LLC, Jeffrey W. Ubben, George F. Hamel, Jr., Peter H. Kamin, Gregory P. Spivy and William J. Weyand.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MSC.SOFTWARE CORPORATION
(Registrant)

		By:	/s/ JOHN J. LASKEY.
Date:	December 8, 2004		JOHN J. LASKEY
Senior Vice President and Chief Financial Officer